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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2002

Robert Half International Inc. (Exact name of registrant as specified in charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-10427 (Commission File Number)	94-1648752 (IRS Employer Identification No.)
2884 Sand Hill Road, Menlo Park, CA 94025 (Address of principal executive offices)
(650) 234-6000 (Registrant's telephone number, including area code)
NO CHANGE (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

        On August 12, 2002, the Principal Executive Officer of Robert Half International Inc. and the Principal Financial Officer of Robert Half International Inc. each submitted to the Securities and Exchange Commission the sworn statements required pursuant to Securities and Exchange Commission Order 4-460.

        Copies of these statements are attached hereto as Exhibits 99.1 and 99.2

Item 7. Financial Statements and Exhibits

(c)
Exhibits

Exhibit	Description
99.1	Statement of Chief Executive Officer Pursuant to SEC Order 4-460.
99.2	Statement of Chief Financial Officer Pursuant to SEC Order 4-460.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.
Date: August 12, 2002	By:	/s/ STEVEN KAREL
	Name:	Steven Karel
	Title:	Vice President

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURES